UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2020 (November 12, 2019)

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported on the Current Report on Form 8-K filed by South Plains Financial, Inc., a Texas corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on November 13, 2019 (the “Original Form 8-K”), pursuant to that certain Agreement and Plan of Merger, dated as of July 25, 2019, by and between the Company, SPFI Merger Sub, Inc., a Texas corporation (“Merger Sub”), City Bank, a Texas banking association (“City Bank”), and West Texas State Bank, a Texas banking association (“WTSB”), the Company acquired WTSB through the merger of Merger Sub with and into WTSB, with WTSB continuing as the surviving entity (the “Merger”).  Immediately after the Merger, WTSB merged with and into City Bank, with City Bank continuing as the surviving entity.

Under Item 9.01 of the Original Form 8-K, the Company stated that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) would be filed by amendment to the Original Form 8-K no later than 71 days after the date on which the Original Form 8-K was required to be filed.  This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is being filed by the Company with the SEC solely to amend and restate Item 9.01 of the Original Form 8-K to present certain financial statements of WTSB and certain pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference.

Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of Weaver and Tidwell, L.L.P., filed herewith as Exhibit 23.1, there are no changes to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of WTSB as of and for the year ended December 31, 2018, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.  The unaudited financial statements of WTSB as of June 30, 2019 and for the six months ended June 30, 2019 and 2018 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01 is filed as Exhibit 99.3 to this Form 8-K/A and is incorporated herein by reference.  The unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2019 and the unaudited pro forma combined condensed consolidated statements of income for the six months ended June 30, 2019 and the year ended December 31, 2018 give effect to the Company’s completed acquisition of WTSB, as if such transaction had been completed as of January 1, 2018.  The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results.  It also does not necessarily reflect what the historical results of the combined company would have been had the Company already acquired WTSB during these periods.

(d)	Exhibits.

23.1	Consent of Weaver and Tidwell, L.L.P.

99.1	Audited financial statements of West Texas State Bank as of and for the year ended December 31, 2018.

99.2	Unaudited financial statements of West Texas State Bank as of June 30, 2019 and for the six months ended June 30, 2019 and 2018.

99.3
Unaudited pro forma combined condensed consolidated balance sheet of South Plains Financial, Inc. as of June 30, 2019 and unaudited pro forma combined condensed consolidated statements of income of South Plains Financial, Inc. for the six months ended June 30, 2019 and the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Dated: January 28, 2020	By:	/s/ Curtis C. Griffith
Curtis C. Griffith
Chairman and Chief Executive Officer